UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 8, 2013

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CLEAR CHANNEL CAPITAL I, LLC
(Exact name of registrant as specified in its charter)
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Delaware	333-158279-36	27-0263715
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

200 East Basse Road
San Antonio, Texas 78209
(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On May 8, 2013, Clear Channel Capital I, LLC’s wholly-owned subsidiary, Clear Channel Communications, Inc., issued a press release stating that it is seeking extensions of its existing term loans as part of its efforts to optimize its overall capital structure, and continuing to explore a diverse array of other alternatives including, but not limited to, transactions which would extend maturities of its other debt, whether through a debt-for-debt exchange or other financing transaction.  A copy of the press release is incorporated by reference as Exhibit 99.1 herein.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits

99.1
Press Release issued by Clear Channel Communications, Inc. on May 8, 2013 (Incorporated by reference to Exhibit 99.1 to Clear Channel Communications, Inc.’s Current Report on Form 8-K filed on May 8, 2013)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL CAPITAL I, LLC

Date: May 8, 2013	By:	/s/ Hamlet T. Newsom, Jr.
Hamlet T. Newsom, Jr.
Vice President, Associate General Counsel and
Assistant Secretary

Exhibit Index

Exhibit No.	Description
99.1
Press Release issued by Clear Channel Communications, Inc. on May 8, 2013 (Incorporated by reference to Exhibit 99.1 to Clear Channel Communications, Inc.’s Current Report on Form 8-K filed on May 8, 2013)